UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

Greystone Housing Impact Investors LP

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41564	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in Greystone Housing Impact Investors LP	GHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2025, Greystone Housing Impact Investors LP (the “Partnership”) entered into a Credit Agreement (the “Credit Agreement”) of up to $80,000,000 with its administrative agent, sole arranger and sole bookrunner, Bankers Trust Company (“Agent”). The Credit Agreement replaces the Partnership’s Amended and Restated Credit Agreement executed between the Partnership and Bankers Trust Company on August 23, 2021(the “Prior Credit Agreement”), as further amended, in its entirety. In connection with the Credit Agreement, the Partnership executed promissory notes (the “Notes”) payable to the order of each of five financial institutions (the “Lenders”) totaling up to $80,000,000. As of June 30, 2025, there was $1,000,000 principal outstanding under the Notes in the aggregate. The following is a description of the material terms of the Credit Agreement and Notes.

Under the Credit Agreement, the Lenders will loan funds to the Partnership (“Advance(s)”) not to exceed at any time the aggregate principal amount of $80,000,000 (the “Line of Credit”). The proceeds of the Line of Credit will be used by the Partnership for the purchase of (i) taxable or tax-exempt MRBs, (ii) taxable or tax-exempt loans (whether made directly to a borrower or indirectly through a governmental entity), which bond or loan is to finance the acquisition, rehabilitation, or construction of affordable housing or which is otherwise secured by real estate or mortgage backed securities, or (iii) taxable or tax-exempt loans secured by master lease agreements guaranteed by investment grade tenants (“Financed Assets”). Each individual Advance is intended to be short term financing for acquisition of a Financed Asset in a transaction approved by the Agent, and the Borrower intends to repay each Advance either through long-term debt or equity financing. The amount of each Advance will not exceed the lesser of: (a) 100% of the cost of the Financed Asset; (b) 80% of the fair market value of the Financed Asset; or (c) $30,000,000.

As a condition to each Advance, the Partnership will provide the Agent with a borrowing notice that includes, (i) the requested date of the Advance, (ii) the amount of the Advance, (iii) the valuation of the Financed Assets being acquired with the proceeds of such Advance, including the cost of such Financed Assets, (iv) a proposed closing statement and (iv) all other information as may be required by the Agent regarding the Partnership’s proposed acquisition of a particular Financed Asset with the Advance. The Agent will coordinate with the Lenders for payment of the Advance on the funding date. The Partnership may prepay Advances at any time without penalty.

The Notes bear interest at an annual rate equal to the sum of Adjusted Term SOFR (as defined in the Credit Agreement) plus 2.50%, resetting monthly, with interest due the fifteenth day of each month. If an event of default has occurred and is continuing, the Notes will bear interest at a default rate that is three percent (3%) higher than the rate which would otherwise be applicable to the Notes. The Credit Agreement contains various customary terms for determining an alternative index rate in the event Adjusted Term SFOR is undeterminable or otherwise unavailable. In addition, the Partnership will pay the Lenders an unused commitment fee equal to 0.15% (computed on the basis of a 360-day year, actual days elapsed) on the average daily unused amount of the Line of Credit, which will be calculated by and payable on a quarterly basis. In addition, the Partnership may be required to make payments to cover increasing costs to Lenders related to the Line of Credit due to changes in law, as determined by the Lenders on a reasonable basis. The Partnership paid a commitment fee totaling $80,000 to Lenders and an arranger fee totaling $80,000 to Agent upon execution of the Credit Agreement.

The principal amount of each Advance will be due and payable on the 270th day following the date on which the advance was made (the “Advance Repayment Date”). The Partnership may extend any Advance Repayment Date for up to three additional 90-day periods, but in no event later than the Maturity Date (defined below), by providing Agent with a written request for such extension together with a principal payment of 5% of the principal amount of the original acquisition advance for the first such extension, 10% for the second such extension, and 20% for the third such extension. Notwithstanding the foregoing, the Advance Repayment Date for any Advance used to acquire Financed Assets consisting of taxable or tax-exempt loans secured by master lease agreements guaranteed by investment grade tenants shall be the forty-fifth (45th) day following the date on which such Advance was made, and the Advance Repayment Date for such Advances shall not be subject to any extension as set forth in Credit Agreement. In the event any Financed Asset is included as collateral for a debt financing transaction undertaken by the Partnership, the Advance associated with such Financed Asset shall be repaid in full within two (2) business days of the closing of the transaction.

The Advance Repayment Date cannot be extended beyond the Maturity Date. The Notes will mature and all outstanding principal and accrued and unpaid interest will be due and payable in full on June 30, 2027 (the “Maturity Date”). The Partnership may elect to extend the Maturity Date for a term of twelve months up to two times, subject to certain terms and conditions, including the payment of an extension fee equal to 0.05% of the maximum available commitment.

The Partnership has created a custody account (the “Pledged Account”) maintained by Wilmington Trust, National Association (the “Securities intermediary”) in the Partnership’s name. Financed Assets acquired with proceeds of the Line of Credit will be deposited into the Pledged Account. Outstanding balances on the Line of Credit will be secured by a first priority security interest in all investment property, securities, financial assets, cash, cash equivalents, and other assets now or hereafter deposited in the Pledged Account. The Agent shall release the lien on a particular Financed Asset upon the Agent’s receipt of such confirmation as the Agent may reasonably require that the Advance which was used to acquire a specific Financed Asset will be repaid promptly (and in no event later than two (2) Business Days) after the release of the lien on the specific Financed Asset.

The Credit Agreement requires the Partnership comply with various affirmative covenants, including: (i) providing audited annual financial statements on Form 10-K within 120 days after the end of the calendar year, copies of each of the Partnership’s

Quarterly Reports on Form 10-Q within 45 days after the end of each quarter, an origination tracker report with 45 days of the end of each quarter, and a compliance certificate with each Form 10-Q or Form 10-K certifying the accuracy of the document, a compliance certificate computing the Leverage Ratio, and confirmation that there is no event of default; (ii) providing certain notices regarding any event of default, litigation against the Partnership, certain environmental claims, or defaults under agreements with other creditors; (iii) maintaining books and records in accordance with generally accepted accounting principles (“GAAP”), and providing Agent with reasonable inspection rights; (iv) maintaining customary insurance coverages; (v) maintaining facilities in good repair and condition; (vi) duly paying all taxes and other liabilities; (vii) continuing to transact business in good standing; (viii) cause the prompt containment and removal of any hazardous substances and the remediation of such real property or other assets as is necessary to comply with all environmental laws; (ix) use the proceeds of the Notes only for acquisition of Financed Assets; (x) maintaining an operating account at Agent; (xi) causing each Financed Asset to be deposited and continuously maintained in the Pledged Account until release by Agent; (xii) maintaining at all times a financing facility with a lender to facilitate Tender Option Bond financings or other refinance options for the Financed Assets; and (xiii) maintaining a Leverage Ratio of no greater than 85%.

The Credit Agreement also contains negative covenants which limit the ability of the Partnership to take certain actions, including: (i) certain restrictions on incurring additional debt; (ii) certain restrictions on granting of liens on any Financed Assets; (iii) merge or consolidate with another entity; (iv) making amendments to the Partnership’s governing documents or liquidate, dissolve, or otherwise alter the form of the Partnership; (v) using any proceeds for any purpose other than acquisition of a Financed Asset; (vi) certain limitations on transactions with officers, directors or affiliates of such person; (vii) entering into certain agreements with provisions that would prohibit granting liens on collateral or create any restriction on the ability of a subsidiary to make distributions to the Partnership; (vii) material changes to present accounting principles or practices, except upon prior written notice to Agent or as required by GAAP; (viii) use any Advance for redemption or distribution to the holders of the Partnership’s preferred units, amend the Partnership’s organizational documents governing the preferred units, issue additional preferred units or redeem preferred units without prior notice to Agent; and (ix) maintain compliance with anti-terrorism laws.

The Credit Agreement contains customary events of default, including: (i) failure to make required payments; (ii) default(s) on other debt in excess of certain amounts; (iii) certain events of bankruptcy and insolvency; (iv) failure to comply with the covenants contained in the Credit Agreement; (v) if any representation or warranty or other statement of fact therein in connection with the Credit Agreement is false or materially misleading; (v) certain judgments against the Partnership; (vi) if the Credit Agreement or any related document ceases to be in full force and effect; (vii) a change in control of the Partnership or its general partner; (viii) a decline in the Partnership’s total capital below the greater of $227,000,000 or 50% of the highest total capital from and after the date of the Credit Agreement; (ix) delisting of the Partnership’s publicly-traded partnership interests from New York Stock Exchange or another national securities exchange; and (x) failure to file with the Securities and Exchange Commission the Partnership’s annual Form 10-K within 90 days of the end of the fiscal year and quarterly Form 10-Q within 45 days of the end of each fiscal quarter.

In addition to imposing the default interest rate described above, upon the occurrence of any event of default, Agent shall declare all sums of principal and interest outstanding under the Credit Agreement and Notes to be immediately due and payable, Lenders’ obligations to extend any further credit under the Credit Agreement will immediately cease and terminate, and Lenders may exercise all rights and remedies available under the Credit Agreement and related documents, including taking possession of the assets of the Pledged Account.

On July 9, 2025, the Partnership issued a press release announcing the entering into of the Credit Agreement, a copy of which is attached as Exhibit 99.1 and is incorporated by reference herein.

The foregoing descriptions of the Credit Agreement and Notes are a summary and are qualified in their entirety by reference to the full text of the Credit Agreement, a copy of which is attached as Exhibit 10.1, and the Notes, copies of which are attached as Exhibits 10.2, 10.3, 10.4, 10.5, and 10.6 to this Current Report on Form 8-K, and are incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

On June 30, 2025, the Partnership terminated the Prior Credit Agreement in its entirety and replaced it with the Credit Agreement described in Item 1.01 above. All obligations, promissory notes, and extensions of credit under the Prior Credit Agreement were terminated as of June 30, 2025. The Prior Credit Agreement was scheduled to expire in [__________], 20[___].

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Forward-Looking Statements

Information contained in this Current Report on Form 8-K contains “forward-looking statements,” including but not limited to statements related to the Amended Credit Agreement and Amended Guaranty, which are based on current expectations, forecasts, and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, risks involving fluctuations in short-term interest rates, collateral valuations, bond investment valuations, current maturities of our financing arrangements and our ability to renew or refinance such maturities, and overall economic and credit market conditions. For a further list and description of such risks, see the reports and other filings made by the Partnership with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2024. The Partnership disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1	Credit Agreement dated as of June 30, 2025 among Greystone Housing Impact Investors LP, the Lenders, and Banked Trust Company, as Administrative Agent.
10.2	Promissory Note dated June 30, 2025 between Greystone Housing Impact Investors LP and payable to Bankers Trust Company.
10.3	Promissory Note dated June 30, 2025 between Greystone Housing Impact Investors LP and payable to Pinnacle Bank.
10.4	Promissory Note dated June 30, 2025 between Greystone Housing Impact Investors LP and payable to First National Bank of Omaha.
10.5	Promissory Note dated June 30, 2025 between Greystone Housing Impact Investors LP and payable to First Citizens Bank.
10.6	Promissory Note dated June 30, 2025 between Greystone Housing Impact Investors LP and payable to Modern Bank, N.A.
99.1	Press release dated July 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Greystone Housing Impact Investors LP

Date:	July 7, 2025	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer